SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 29, 2000


                        Waste Systems International, Inc.
             (Exact name of Registrant as specified in its charter)




          Delaware                    0-25998                  95-4203626
(State or other jurisdiction      (Commission File          (I.R.S. Employer
of incorporation)                  Number)                  Identification No.)



                          420 Bedford Street, Suite 300
                               Lexington, MA 02420

              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:

                                 (781) 862-3000

         ITEM 5.   OTHER EVENTS.

         On June 29, 2000, Waste Systems International, Inc. (the "Company") issued 23,100 shares of a newly designated series of preferred stock to B III Capital Partners, L.P., in exchange for $22,319,222 principal amount, plus accrued and unpaid interest on, its 7% Convertible Subordinated Notes due 2005.

         Also on June 29, 2000, the Company completed an increase to its credit facility with B III Capital Partners, L.P. from $7.5 million to $25 million.

         In addition, the Company announced that it has received from its senior lender a waiver of the previously disclosed noncompliance with certain financial covenants as of March 31, 2000.

         The Company's press release announcing such events is attached hereto as Exhibit 99.1 and the Certificate of Designation for the Series F Convertible Preferred Stock is attached hereto as Exhibit 99.2, both of which are incorporated herein by reference in their entirety.

Exhibits

99.1     Press Release of Waste Systems International, Inc. dated July 5, 2000
99.2     Certificate of Designation

                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WASTE SYSTEMS INTERNATIONAL, INC.



Date: July 6, 2000                   By:  /s/ James Elitzak
                                        --------------------
                                              James Elitzak
                                     Chief Financial Officer and Vice President

Exhibit 99-1

                        Waste Systems International, Inc.

               420 Bedford Street, Suite 300, Lexington, MA 02420

                       Tel: 781-862-3000; Fax 781-862-2929

FOR IMMEDIATE RELEASE:

Contact: Waste Systems International, Inc.
         James L. Elitzak, Vice President and Chief Financial Officer
         Telephone: 781-862-3000  x138
-------------------------------------------------------------------------------


                        WASTE SYSTEMS INTERNATIONAL, INC.

    EXCHANGES $22.3 MILLION OF DEBT FOR PREFERRED STOCK, ENTERS INTO EXPANDED
                    CREDIT FACILITY AND RECEIVES BANK WAIVER

Lexington, Massachusetts, July 5, 2000 - Waste Systems International, Inc. (NASDAQ: WSII) today announced the exchange of $22.3 million of its 7% Convertible Subordinated Notes into shares of the Company's newly designated Series F Convertible Preferred Stock. The Series F stock carries the same terms as the Company's Series E Convertible Preferred Stock, issued in conjunction with a $38.2 million exchange of debt during the first quarter of 2000. Each Series carries an 8% dividend which is payable in kind or cash at the option of the Company, is redeemable at any time by the Company, can be converted into shares of the Company's common stock at a price of $8.00 per share at any time at the option of the holder and can be mandatorily converted by the Company if the closing price of its common stock equals or exceeds $8.00 for a period of twenty consecutive trading days. On a proforma basis, as of March 31, 2000, this transaction improves the Company's debt to equity ratio from 1.8:1 to 1.2:1, and reduces the Company's cash interest expense by $1.6 million annually.

The Company also announced the closing of an expanded $25 million subordinated unsecured credit facility (the "Facility") with B-III Capital Partners, L. P. ("B-III"). B-III is a major investor in the Company. The expanded Facility carries the same terms as, and replaces, a $7.5 million credit facility entered into with B-III on April 20, 2000. The Facility will be used, as needed, for general working capital purposes. The Company has borrowed $5.0 million against the Facility.

In addition, the Company announced that it has received from its senior lender a
waiver  of  the  previously  disclosed   noncompliance  with  certain  financial
covenants as of March 31, 2000.

Waste Systems International, Inc. is a fully integrated non-hazardous solid waste management company. The Company currently has operations in Eastern New England, Central Pennsylvania, Vermont, Upstate New York, and Washington D.C. which serve commercial, industrial, and residential customers.

Certain matters discussed in the press release, including statements with regard to acquisition and growth plans, and prospects, are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and subject to risks. Such statements should be viewed with caution. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the Company's history of losses, substantial leverage, uncertain ability to finance the company's growth, ability to integrate acquisitions, ability to manage growth, limitations on landfill permitting and expansion, dependence on management, competition, geographic concentration of operations, seasonality, environmental and government regulations, potential environmental liability and adverse effect of environmental regulation, potential adverse community relations, performance or surety bonds and letters of credit, environmental impairment liability insurance, adequacy of accruals for closure and post-closure costs, capital expenditures, and the other risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

Exhibit 99-2

                        WASTE SYSTEMS INTERNATIONAL, INC.

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                         OF A SERIES OF PREFERRED STOCK
                     (SERIES F CONVERTIBLE PREFERRED STOCK)

                     By Resolution of the Board of Directors

                  We, Philip  Strauss,  Chairman,  President and Chief Executive
Officer, and Robert Rivkin, Executive Vice President - Acquisitions, Treasurer and Secretary, of Waste Systems International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with Section 151 of the Delaware General Corporation Act, DO HEREBY CERTIFY:

                  That, pursuant to authority conferred upon the Board of Directors of the Corporation by the Second Amended and Restated Certificate of Incorporation of said Corporation, as amended, and pursuant to the provisions of
Section 151 of the Delaware General Corporation Law, said Board of Directors on June 14, 2000 adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets and conversion, of a series of preferred stock, which resolution is as follows:

                  RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Charter"), and pursuant to Section 151 of the Delaware General Corporation Law ("DGCL"), a series of preferred stock of the Corporation known as Series F Convertible Preferred Stock (the "Series F Preferred Stock") be, and it hereby is, created, classified and authorized, and the issuance thereof is provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form attached hereto as Exhibit A.

                                    [Remainder of Page Intentionally Left Blank]

                                                                EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS

   1.  Designation.        The shares of the series of Preferred  Stock shall be
designated as "Series F Preferred Stock," and the number of shares constituting such series shall be 35,000. The par value of the Series F Preferred Stock shall be $.001 per share.

   2.  Dividends.
                  (a) The holders of shares of Series F Preferred Stock shall be entitled, on a pari passu basis with the holders of outstanding shares of each other series of Preferred Stock of the Corporation, if any, but in preference to the holders of any and all other classes of capital stock of the Corporation, to receive, when and if declared by the Board of Directors, out of funds legally available therefore, cumulative dividends on the Series F Preferred Stock, payable as described in Section 2(b) below, at a rate (the "Series F Dividend Rate") per annum of eight percent (8%) of, as of the original issuance date of the Series F Preferred Stock (the "Series F Preferred Original Issuance Date"), the Initial Liquidation Preference (as defined below), or $80 per share of Series F Preferred Stock, subject to proration for partial years on the basis of a 365-day year, compounded annually on January 1 of each year (the "Series F Preferred Cumulative Dividend"). Such dividends will accumulate commencing as of the Series F Preferred Original Issuance Date and shall be cumulative, to the extent unpaid, whether or not they have been declared and whether or not the Corporation may legally pay the dividends. Such dividends shall become due and payable with respect to any shares of Series F Preferred Stock as provided in Sections 3, 5 and 6 below. Dividends paid in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series F Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. So long as any shares of Series F Preferred Stock are outstanding and the Series F
Preferred Cumulative Dividends have not been paid in full (i) no dividend whatsoever (other than stock dividends) shall be paid or declared, and no distribution shall be made, on any other capital stock of the Corporation ranking with regard to dividend rights, rights upon liquidation or dissolution or redemption rights junior to the Series F Preferred Stock and (ii) no shares of capital stock of the Corporation ranking with regard to dividend rights, rights upon liquidation or dissolution or redemption rights junior to the Series F Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof. The Series F Preferred Stock is pari passu with the Corporation's Series D Preferred Stock and Series E Preferred Stock with regards to dividend rights.

                  (b) Dividends payable on the Series F Preferred Stock shall, when paid, be paid by issuing a number of fully paid and non-assessable shares of Series F Preferred Stock (including fractional shares thereof) having an aggregate Liquidation Preference equal to the amount of such dividends;
provided, however, that such dividends may be paid, in whole or in part, in cash, at the option of the Board of Directors in its sole discretion, subject to the limitations and restrictions contained in the documents governing the Corporation's bonds and the Corporation's credit facility from time to time. All dividends paid with respect to shares of the Series F Preferred Stock pursuant to this Section 2 shall be paid pro rata to the holders thereof. Declaration and payment of such dividends shall be made each year, unless otherwise determined by the Board of Directors.

                  (c) All numbers relating to the calculation of dividends pursuant to this Section 2 shall be subject to equitable adjustment in the event of any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Series F Preferred Stock.

                  3.       Liquidation, Dissolution or Winding Up.
                           --------------------------------------

                  (a) Upon the occurrence of any of the following events (each a "Liquidation Event"), the holders of each share of Series F Preferred Stock outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings, and before any payment shall be made to the holders of any class of Common Stock or of any stock ranking on liquidation junior to the Series F Preferred Stock, an amount equal to (i) $1,000 per share of Series F Preferred Stock held by such holder (appropriately adjusted for any stock split, stock combination, stock dividend or similar recapitalization with respect to the Series F Preferred Stock) (the "Initial Liquidation Preference") plus (ii) any accrued but unpaid dividends to which such holder is then entitled, if any, pursuant to Section 2 hereof (the sum of clauses (i) and (ii) being referred to as the "Series F Liquidation Amount"): (i) a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; or (ii) any transaction or series of transactions involving: (A) the sale, transfer, conveyance, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the consolidated assets or properties of the Corporation to one or more persons or entities who are not affiliates of the Corporation, or (B) the sale, transfer, conveyance, exchange or other disposition (including, without limitation, by merger or consolidation) of all or substantially all of the Common Stock to one or more persons or entities who are not affiliates of the Corporation. If upon any liquidation, dissolution, or winding up of the Corporation, the assets to be distributed to the holders of the Series F Preferred Stock under the foregoing sentence shall be insufficient to permit payment to such holders of the full Series F Liquidation Amount, then all of the assets of the Corporation available for distribution to such holders under such sentence shall be distributed to such holders pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of Series F Preferred Stock held by such holder bears to the total number of shares of Series F Preferred Stock then outstanding. The Series F Preferred Stock is pari passu with the Corporation's Series D Preferred Stock and Series E Preferred Stock as to rights upon liquidation or dissolution.

                  4. Voting Rights. Except as otherwise expressly provided herein or as required by law, the Series F Preferred Stock shall be entitled to vote on all matters. Each share of Series F Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series F Preferred Stock is then convertible. Except as otherwise provided herein or as required by law, the holders of shares of the Series F Preferred Stock, the Series E Preferred Stock, the Series D Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                  5. Conversion. The holders of the Series F Preferred Stock and the Corporation shall have the following conversion rights:

                  (a) Subject to and in compliance  with the  provisions of this
Section 5, any shares of the Series F Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of the Series F Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5(d)) by the number of shares of Series F Preferred Stock being converted. For purposes of this Section 5, the number of shares of Series F Preferred Stock being converted shall include shares of Series F Preferred Stock (or fractions thereof) that would be issuable in payment of any accrued and unpaid dividends at the time of conversion.

                  (b) (i) In the event that after the Series F Preferred Original Issuance Date the closing sale price of the Corporation's Common Stock on the Nasdaq National Market (or, in the event that such security is not traded on the Nasdaq National Market, such other national or regional securities exchange or automated quotation system upon which such security is listed and principally traded or, if no such price is available, the per share market value of the Common Stock as determined by a nationally recognized investment banking firm or other nationally recognized financial adviser retained by the Corporation for such purpose) equals or exceeds the Applicable Conversion Value (determined as provided in Section 5(e)) for a period of any twenty (20) consecutive trading days, the Corporation may, at its option, within thirty (30) days following the twentieth (20th) consecutive trading day, effect the conversion of shares of Series F Preferred Stock, in whole or in part, at the Applicable Conversion Rate. With respect to any conversion of fewer than all the outstanding shares of Series F Preferred Stock, the number of shares to be converted shall be determined by the Board of Directors and the shares to be converted shall be selected pro rata. If the foregoing condition has been satisfied and the Corporation has elected to effect the conversion of shares of Series F Preferred Stock, it shall deliver a notice to that effect by overnight delivery service to each holder of shares of Series F Preferred Stock. The conversion will be effective five (5) days after the delivery of such notice in accordance with the provisions of Section 5(b)(ii) below.

         (ii) Upon the occurrence of the events specified in Section (5)(b)(i), the outstanding shares of Series F Preferred Stock to be converted shall be converted without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series F Preferred Stock being converted are either delivered to the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent as hereinafter provided, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         Upon the occurrence of the conversion of any outstanding shares of Series F Preferred Stock, the holders of such Series F Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of any transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder, promptly at such office and in his name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series F Preferred Stock converted were convertible on the date on which such conversion occurred.

                  (c) The conversion rate in effect at any time (the "Applicable Conversion Rate") shall equal the quotient obtained by dividing (i) the sum of $1,000 plus the per share accrued but unpaid dividends on the Series F Preferred Stock at the time of conversion by (ii) the Applicable Conversion Value, calculated as hereinafter provided.

                  (d) The Applicable Conversion Value in effect initially, and until first adjusted in accordance with Section 5(e), shall be $8.00.

                  (e) Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by dividing the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock of all classes outstanding immediately after such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock of all classes outstanding immediately prior to such Extraordinary Common Stock Event, and the quotient so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events. "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock of any class as a dividend or other distribution on outstanding Common Stock, (ii) the subdivision of outstanding shares of Common Stock of any class into a greater number of shares of Common Stock, or (iii) the combination of outstanding shares of Common Stock of any class into a smaller number of shares of Common Stock.

                  (f) In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series F Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation which they would have received had their Series F Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion of their Series F Preferred Stock, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series F Preferred Stock.

                  (g) If the Common Stock issuable upon the conversion of the Series F Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification or otherwise, then and in each such event the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series F Preferred Stock might have been converted immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

                  (h) Unless such transaction is a Liquidation Event (in which case Section 3(a) shall apply and this Section 5(h) shall not apply), if at any time or from time to time there shall be a capital reorganization of the Common Stock or a merger or consolidation of the Corporation with or into another corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that the holders of the Series F Preferred Stock shall thereafter be entitled to receive upon conversion of the Series F Preferred Stock the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of such number of shares of Common Stock deliverable upon conversion would have been entitled to receive had the conversion of such holder's shares of Series F Preferred Stock been effected immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series F Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including without limitation provisions for adjustment of the Applicable Conversion Value and the number of shares purchasable upon conversion of the Series F Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series F Preferred Stock.

                  Each holder of Series F Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties as such events are more fully set forth in the first paragraph of this Section 5(h) and with respect to which this Section 5(h) applies, shall have the option of (i) requiring redemption by the Corporation on the effective date of such event of all (but not less than all) of the shares of Series F Preferred Stock held by such holder for an amount per share equal to the Series F Liquidation Amount (the "Transaction Redemption Price") or (ii) electing treatment of its shares of Series F Preferred Stock under the first paragraph of this Section 5(h), notice of which election shall be submitted in writing to the Corporation at its principal offices no later than ten (10) days before the effective date of such event provided that any such notice shall be effective if given not later than ten (10) days after the date of the Corporation's notice to shareholders with respect to such event.

                  (i) In each case of an adjustment or readjustment of the Applicable Conversion Rate, the Corporation will furnish each holder of Series F Preferred Stock with a certificate, prepared by the Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (j) To  exercise  its  conversion  privilege  as  provided  in
Section 5(a) above, a holder of Series F Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office or to the transfer agent for the Common Stock and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable such conversion shall be issued. The certificate or certificates for shares of Series F Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date on which such written notice is received by the Corporation together with the certificate or certificates representing the shares of Series F Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to each holder of the shares of Series F Preferred Stock being converted, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series F Preferred Stock in accordance with the provisions of this Section 5 and cash as provided in Section 5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series F Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of shares of Common Stock represented thereby.

                  (k) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Series F Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series F Preferred Stock, the Corporation shall pay to the holder of the shares of Series F Preferred Stock which were converted a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the Conversion Date.

                  (l) In the event some but not all of the shares of Series F Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series F Preferred Shares which were not converted.

                  (m) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Preferred Stock (without regard to Section 5(b)) and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series F Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  6.       Redemption.

                  (a) Call Redemption. At any time and from time to time the Corporation may redeem, at the option of the Corporation in its sole discretion, to the extent it has funds legally available therefor, in whole but not in part, all of the shares of Series F Preferred Stock then outstanding (the "Call Redemption") at a price per share equal to 100% of the Series F Liquidation Amount (the "Call Redemption Price"). The term "Redemption Price" as used herein refers to each of the Call Redemption Price, the Transaction Redemption Price and the Series F Liquidation Amount payable upon a redemption in connection with a Liquidation Event.

                  (b) Notice of Call Redemption. Notice of a Call Redemption, specifying the time and place of redemption and the Redemption Price (the "Redemption Notice"), shall be sent by overnight delivery service to each holder of Series F Preferred Stock to be redeemed, at the address for such holder shown on the Corporation's record not more than sixty (60) nor less than thirty (30) days prior to the Redemption Date (as hereinafter defined). Each such Redemption Notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the manner and place or places at which payment for the shares of Series F Preferred Stock offered for redemption will be made, presentation and surrender to the Corporation of the certificates evidencing the shares being redeemed;
(iv) that dividends on the shares of Series F Preferred Stock being redeemed shall cease to accrue on the Redemption Date unless the Corporation defaults in the payment of the Redemption Price; and (v) that the rights of holders of Series F Preferred Stock as stockholder of the Corporation with respect to shares being redeemed shall terminate as of the Redemption Date unless the Corporation defaults in the payment of the Redemption Price. Upon mailing any such Redemption Notice, the Corporation shall become obligated to redeem at the Redemption Price on the applicable Redemption Date all shares of Series F Preferred Stock therein specified.

                  (c) Redemption Date. The Corporation shall fix the date for the Call Redemption no earlier than thirty (30) but not more than sixty (60) days after the Redemption Notice is sent as set forth in Section 6(b) hereof. Any date upon which a redemption is to occur in accordance with this Section 6 or Section 5(i) hereof or in connection with a Liquidation Event is referred to as a "Redemption Date."

                  (d) Payment and Surrender. On the Redemption Date, the full Redemption Price shall become payable in cash for the shares of Series F Preferred Stock being redeemed on such Redemption Date. As a condition of payment of the Redemption Price, each holder of Series F Preferred Stock must surrender the certificate or certificates representing the shares of Series F Preferred Stock being redeemed to the Corporation in the manner and at the place designated in the Redemption Notice or in the event such certificate or certificates have been lost, stolen or destroyed, must execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Each surrendered certificate shall be canceled and retired. In the event some but not all of the shares of Series F Preferred Stock represented by a surrendered certificate are redeemed, the Corporation will execute and deliver to the holder a new certificate representing the number of shares of Series F Preferred Stock which were not redeemed. All redemption payments will be made to the holders of the shares being redeemed.

                  (e) Termination. On any Redemption Date, dividends on the Series F Preferred Stock redeemed shall cease to accumulate, and all rights of holders of such redeemed shares shall terminate, except for the right to receive the Redemption Price; provided, however, that in the event that shares of Series F Preferred Stock are unable to be redeemed and continue to be outstanding in accordance with Section 6(f), such shares shall continue to be entitled to dividends thereon as provided in Sections 2 (and shall continue to be entitled to such other rights, including the conversion rights set forth in Section 5 hereof, as set forth herein) until the date on which such shares are actually redeemed by the Corporation.

                  (f)  Restrictions  on  Redemption.   Notwithstanding  anything
herein to the contrary, the Series F Preferred Stock will not be redeemed (including, without limitation, in accordance with Section 5(i) or in connection with a Liquidation Event) unless prior to or concurrently with such redemption both (i) either (A) all obligations under the Loan and Security Agreement dated as of July 21, 1999 (as amended from time to time) among the Corporation, certain of its subsidiaries and The Howard Bank, N.A., as lender, and the other lenders from time to time party thereto (collectively, the "Lender") shall have been paid and satisfied in full, or (B) the Lender shall have consented to such redemption and (ii) either (A) all of the Corporation's 11 1/2% Senior Notes due 2006 issued under the Indenture dated as of March 2, 1999 (as amended and/or supplemented from time to time) among the Corporation and Bank of New York, as successor trustee to IBJ Whitehall Bank & Trust Company, shall have been redeemed in full, (B) the Corporation has complied with under the Indenture Sections 1012 and 1013 of the Indenture or (C) the Corporation obtains the requisite consent of the holders of such Senior Notes to such redemption.

                  7.       Restrictions and Limitations.
                           ----------------------------

                  (a) Corporate Action. Except as expressly provided herein or as required by law, so long as any shares of Series F Preferred Stock remain outstanding, the Corporation shall not without the approval by vote or written consent (which written consent need not be unanimous) by the holders of at least fifty-one percent (51%) of the then outstanding shares of Series F Preferred Stock, voting as a separate class, authorize or issue, or obligate itself to authorize or issue, any equity security senior to the Series F Preferred Stock as to liquidation preferences, dividend rights, redemption rights or voting rights (except for common stock as to voting rights);

                  (b) Amendments to Charter. The Corporation shall not amend its Certificate of Incorporation without the approval, by vote or written consent (which written consent need not be unanimous), by the holders of at least sixty percent (60%) of the then outstanding shares of Series F Preferred Stock, if such amendment would adversely affect any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Series F Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Certificate of Incorporation without the approval by the holders of at least sixty percent (60%) of the then outstanding shares of Series F Preferred Stock if such amendment would:

                           (i) change  adversely the relative  seniority  rights
of the holders of Series F Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series F Preferred Stock;

                           (ii) reduce  the amount  payable  to the  holders of
Series F Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change adversely the relative seniority of the liquidation preferences of the holders of Series F Preferred Stock in relation to the rights upon liquidation of the holders of any other capital stock of the Corporation, or change adversely the dividend rights of the holders of Series F Preferred Stock; or

                         (iii)    cancel or modify  adversely the rights of the
holders of the Series F Preferred Stock provided for in this Section 7.

                8. No Reissuance of Series F Preferred Stock. No share or shares of the Series F Preferred Stock acquired by the Corporation by reason of redemption, purchase or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series F Preferred Stock accordingly.

                9. Notices of Record Date. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any Liquidation Event, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series F Preferred Stock at least twenty (20) days prior to such record date or such transaction, as the case may be, a notice specifying (a) the date of any such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, recapitalization, Liquidation Event, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, Liquidation Event, transfer, consolidation, merger, dissolution, liquidation or winding up.

                           [Signature page to follow.]

                IN WITNESS WHEREOF, Waste Systems International, Inc., has caused this certificate to be executed under seal by Philip Strauss, its Chairman, President and Chief Executive Officer, and Robert Rivkin, its Executive Vice President - Acquisitions, Treasurer and Secretary, as of the 26th day of June, 2000.

                        WASTE SYSTEMS INTERNATIONAL, INC.

                         By: /s/ Philip Strauss
                         -----------------------
                         Name:  Philip Strauss
                         Title: Chairman, President and Chief Executive Officer


                         By: /s/ Robert Rivkin
                         -----------------------
                         Name:  Robert Rivkin
                         Title: Executive Vice President - Acquisitions,
                                Treasurer and Secretary